UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2008
Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On November 25, 2008, the Board of Directors of Streamline Health appointed Donald E. Vick, Jr., as the Company’s interim Chief Financial Officer pending the Board’s selection of a new permanent Chief Financial Officer. Mr. Vick may be considered as a candidate for such position. Pending the selection of a permanent Chief Financial Officer, Mr. Vick (age 44) also will continue to serve as the Company’s Controller, Assistant Treasurer and Assistant Secretary, which positions he has held since February, 2002.
     Mr. Vick entered into an employment agreement upon his initial employment with the Company, the terms of which are described in the Company’s proxy statement under the heading “Employment and Indemnification Agreements — Mr. Vick’s Employment Agreement” filed with the Securities and Exchange Commission on April 10, 2008, which description is incorporated herein by reference.
     There are no family relationships between Mr. Vick and any Director or Executive Officer of Streamline Health Solutions, Inc. Since the beginning of Streamline Health’s last fiscal year, Mr. Vick has had no relationships with Streamline Health that would require disclosure under Item 404 of Regulation S-K.
Item 7.01 REGULATION FD DISCLOSURE
     On November 26, 2008, Streamline Health issued a press release announcing the management change described above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. The information in this Item 7.01, including the press release, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION
10.1(a)	#	Employment Agreement between Streamline Health, Inc. f/k/a LanVision, Inc. and Donald E. Vick, Jr., effective December 3, 1996 (Previously filed with the Commission, and incorporated herein by reference from, Exhibit 10.5 of the Registrant’s (LanVision Systems, Inc.) Form 10-K for the fiscal year ended January 31, 2002, as filed with the Commission on April 29, 2002.)

10.1(b)	#	Amendment No. 1 to the Employment Agreement between Streamline Health, Inc. f/k/a LanVision, Inc. and Donald E. Vick effective January 27, 2006 (Previously filed with the Commission, and incorporated herein by reference from, Exhibit 10.4 of the Registrant’s (LanVision Systems, Inc.) Form 8-K, as filed with the Commission on January 31, 2006.)

99.1		News Release of Streamline Health Solutions, Inc. dated November 26, 2008.

#	Management Contracts and Compensatory Arrangements.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: November 26, 2008	By:	/s/ J. Brian Patsy
J. Brian Patsy
Chief Executive Officer

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